Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 19 - SUBSEQUENT EVENTS:

1.	Following the closing of the December Private Placement, $70 was wired to the Company from one of the investors before the end of the year but was registered by the receiving bank in January 2025. As a result, $70 were not included in the cash and cash equivalent as of December 31, 2024. The private offering fees and other related expenses in the amount of $220 were paid by the Company after the end of the year.

2.	During January and February 2025, the Company received funds in the amount of NIS 238,122 (approximately $66) from the IIA.

3.	On February 20, 2025, the Company’s Board of Directors approved a grant of 676,000 RSUs to employees and options to purchase an aggregate of 50,000 Ordinary Shares to service providers under the 2019 Equity Incentive Plan. 20,166 RSUs are vested as of the date of these Financial Statements. None of the total amount of the options are vested as of the date of these Financial Statements. The total grant fair value is approximately $656 that will be registered as expenses in the upcoming vesting period of three years.

4.	On February 20, 2025, the Company’s Board of Directors approved a grant of 550,000 RSUs to certain of its executives. None of the total amount of RSUs are vested as of the date of these Financial Statements. The total grant fair value is approximately $494 that will be registered as expenses in the upcoming vesting period of three years.

5.	On February 20, 2025, the Company’s Board of Directors approved a grant of 1,810,000 RSUs to certain of its executives. The approval is subject to shareholder approval. None of the total amount of RSUs are vested as of the date of these Financial Statements. The total grant fair value is approximately $1.6 million that will be registered as expenses in the upcoming vesting period of three years.